                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           V. I. TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)


       DELAWARE                                                11-3238476
 ----------------------                                    ------------------
(State of incorporation                                    (I.R.S. Employer
or organization)                                           Identification No.)


          155 DURYEA ROAD, MELVILLE, NEW YORK                   11747
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       (Address of principal executive offices)              (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act Registration Statement file number to which this form relates:
333-46933
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       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                         Name of each Exchange on which
to be so registered                         each class is to be registered
-------------------                         ------------------------------
      NONE                                               NONE
-------------------                         ------------------------------


       Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $.01 PAR VALUE
             ------------------------------------------------
                               (Title of Class)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     See "Description of Capital Stock" on page 57 of the Registration Statement on Form S-1 of V.I. Technologies, Inc. (the "Registrant") filed with the Securities and Exchange Commission on February 26, 1998 under the Securities Act of 1933, as amended, which is hereby incorporated by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended.

ITEM 2.   EXHIBITS.

          2.1 Specimen certificate for shares of Common Stock, $0.01 par value, of the Registrant. To be filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.2 Certificate of Incorporation of the Registrant, dated December 31, 1992. Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.3 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated October 26, 1995. Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.4 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated June 12, 1996. Filed as Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.5 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated August 26, 1996. Filed as Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.6 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated April 29, 1997. Filed as Exhibit 3.5 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.7 Certificate of Amendment of Certificate of Incorporation of the Registrant dated February 18, 1998. Filed as Exhibit 3.6 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.8 Certificate of Amendment of Certificate of Incorporation of the Registrant dated February 24, 1998. Filed as Exhibit 3.7 to the

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                Registrant's Registration Statement on Form S-1 (Registration
                No. 333-46933) and hereby incorporated by reference.

          2.9 Form of Restated Certificate of Incorporation of the Registrant, as proposed to be amended and restated. Filed as Exhibit 3.8 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.10 By-Laws of the Registrant, dated November 25, 1994, as amended on December 12, 1997. Filed as Exhibit 3.9 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.11 Form of Amended and Restated By-Laws of Registrant, as proposed to be amended and restated. Filed as Exhibit 3.10 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.12 1998 Equity Incentive Plan. Filed as Exhibit 10.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.13 1998 Director Stock Option Plan. Filed as Exhibit 10.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.14 1998 Employee Stock Purchase Plan. Filed as Exhibit 10.3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

          2.15 Registration Rights Agreement, dated as of February 19, 1998, by and among the Registrant and the Investors named therein. Filed as Exhibit 10.17 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                   V.I. TECHNOLOGIES, INC.


Dated:  May 13, 1998               By:  /s/ Joanne M. Leonard
                                       --------------------------------------
                                       Joanne M. Leonard
                                       Vice President,
                                       Chief Financial Officer and
                                       Treasurer

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                                 EXHIBIT INDEX

     Exhibit
     Number                    Description
     ------                    -----------


       2.1 Specimen certificate for shares of Common Stock, $0.01 par value, of the Registrant. To be filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.2 Certificate of Incorporation of the Registrant, dated December 31, 1992. Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.3 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated October 26, 1995. Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.4 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated June 12, 1996. Filed as Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.5 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated August 26, 1996. Filed as Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.6 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated April 29, 1997. Filed as Exhibit 3.5 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.7 Certificate of Amendment of Certificate of Incorporation of the Registrant dated February 18, 1998. Filed as Exhibit 3.6 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.8 Certificate of Amendment of Certificate of Incorporation of the Registrant dated February 24, 1998. Filed as Exhibit 3.7 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.


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       2.9     Form of Restated Certificate of Incorporation of the Registrant,
               as proposed to be amended and restated. Filed as Exhibit 3.8 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.10 By-Laws of the Registrant, dated November 25, 1994, as amended on December 12, 1997. Filed as Exhibit 3.9 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.11 Form of Amended and Restated By-Laws of Registrant, as proposed to be amended and restated. Filed as Exhibit 3.10 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.12 1998 Equity Incentive Plan. Filed as Exhibit 10.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.13 1998 Director Stock Option Plan. Filed as Exhibit 10.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.14 1998 Employee Stock Purchase Plan. Filed as Exhibit 10.3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

       2.15 Registration Rights Agreement, dated as of February 19, 1998, by and among the Registrant and the Investors named therein. Filed as Exhibit 10.17 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-46933) and hereby incorporated by reference.

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